Exhibit 10.1

CONVERTIBLE PROMISSORY NOTE
OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

US $292,229.83	DATED: September 30th, 2007

OCTUS, INC., (“OCTUS” or “The Company”) a company organized and existing under the laws of Nevada, hereby promises to pay to the order of Grupo Dynastia SA, a corporation domiciled in the Republic of Panama (“Holder”),  the sum of Two Hundred Two Thousand Two Hundred Twenty Nine United States Dollars and Eighty Three Cents (US$292,229.83), together with interest as provided herein.

1. PAYMENT.	All amounts of principal and interest under this Convertible Promissory Note (“Note”) shall be due and payable as follows unless the Holder exercises its right to convert in accordance with Exhibit A.

Principal:	To be paid in full or in installments, no later than 90 days from the date the Company receives a written demand from Holder.

Interest:	Shall accrue and be calculated on the principal balance then outstanding, at the rate of eight percent (8%) per month.

Prepayment:
The Company may prepay this Note in whole or in part on any date without premium or penalty. No partial prepayment shall extend or postpone the due date of any subsequent payment, unless Holder shall otherwise first agree in writing. Holder shall have the continuing and exclusive right to apply or reverse and reapply any and all payments to any portion of the indebtedness evidenced by the provisions of this Note.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED, EXCEPT OTHERWISE PROVIDED FOR HEREIN, WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“1933 ACT”) AND REGULATION S OF THE RULES AND REGULATIONS PROMULGATED THEREUNDER, AND MAY NOT BE SOLD OR OFFERED WITHIN THE UNITED STATES (AS DETAILED IN REGULATION S) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

2. CONVERSION.

The Holder, at its sole option, may convert any part of the principal and any accrued interest into shares (Shares) of the Company’s $.001 par value common stock at a conversion price of US$0.10 per Share (the “Conversion Price”).

(a)	Optional Conversion:

At any time and from time to time, until payment in full of the principal of this Note, the Holder is entitled, at its option, to convert any unpaid portion of the principal amount of the Note, into shares (the “Conversion Shares”) of the Company’s restricted common stock (“Common Stock”), at the Conversion Price. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.  To convert this Note, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit “A” to this Note, with appropriate insertions (the “Conversion Notice”), to the Company at its address as set forth herein.  The date upon which the conversion shall be effective (the “Conversion Date”) shall be deemed to be the date set forth in the Conversion Notice.

(b)	Reservation of Common Stock:

The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price.  If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.  Management of the Company shall vote all of its shares in favor of increasing the authorized Common Stock.

3. HOLDER REPRESENTATIONS AND COVENANTS.

In connection with the purchase and sale of the securities, the Holder represents and warrants to, and covenants and agrees with the Company as follows:

(a)	Offshore Transaction

(i)
The Holder is not a U.S. Person (as defined in Section 902 (o) of Regulation S) or if the Holder is not a natural person, is not organized under the laws of any jurisdiction within the United States, was not formed by a U. S. Person for the purpose of investing in Regulation S securities and is not otherwise a U.S. Person.  The Holder is not, and on the date of issuance of this Note by the Company, will not be an affiliate of the Company;

(ii)	At the time the buy order was originated, the Holder was outside the United States and is outside of the United States as of the date of the execution and delivery of this Note;

(iii)	No offer to purchase the securities was made by the Holder in the United States;

(iv)
The Holder is purchasing the Note under the laws of his or its jurisdiction of residence and domicile, and the offer and sale of the Note will not violate the securities or other laws of such jurisdiction;

(v)
All offers and sale of this Note by the Holder prior to the end of the restricted period, as defined by appropriate securities laws (Restricted Period) of any applicable jurisdiction must be done in accordance with Rule 903 and Rule 904, as applicable, of Regulation S or pursuant to registration under the 1933 Act or pursuant to an exemption from registration.

(vi)
The transaction contemplated by this Note (a) has not been and will not be pre-arranged by the Holder with a purchaser located in United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by the Holder, to evade the registration provisions of the 1933;

(vii)
The Holder understands that the securities are not registered either under the 1933 Act or otherwise and are being offered and sold to it in reliance on specific exclusions from the registration requirements of Federal and State securities laws, and that the Company is relying upon the truth and accuracy of the representation, warranties, agreements, acknowledgements and understanding of the Holder set forth herein in order to determine the applicable of such exclusions and the suitably of the Holder and any purchaser from the Holder to acquire the Note;

(viii)
The Holder shall take all reasonable steps to ensure its compliance with Regulation S and shall promptly send to each purchaser who acts as a distributor, dealer or person receiving a selling commission, fee or other remuneration with respect to any of the securities, who purchases prior to the expiration of the Restricted Period referred to in Section 2(a)(v) above, a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales as the Holder;

(ix)
The Holder has not conducted or permitted and shall not conduct or permit on its behalf any “directed selling efforts” as that term is defined in Rule 902(b) of Regulation S; nor has the Holder conducted any general solicitation relating to the offer and sale of any of the securities in the United States or elsewhere;

(x)
The Holder has the full right, power and authority to enter into this Note and to consummate the transactions contemplated herein.  This Note has been duly authorized, valid executed and delivered on behalf of the Holder and is a valid and binding agreement in accordance with its terms, subject to general principals of equity and bankruptcy or other laws affecting the enforcement of creditors’ rights generally;

(xi)
The execution and delivery of this Note and the consummation of the purchase of the securities, and the transactions contemplated by this Note do not and will not conflict with or result in a breach by the Holder of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws (or similar constitutive documents) of the Holder.

(xii)
All invitations, offers and sales of or with respect to the Note, by the Holder and any distribution by the Holder of any documents relating to any offer by it of any of the securities will be in compliance with applicable laws and regulations and will be made in such a manner that no prospectus need be filed and no other filing need be made by the Company with any regulatory authority or stock exchange in any country or any political sub-division of any country; and

(xiii)
The Holder will not make any offer or sale of the Note by any means which would not comply with the law and regulations of the territory in which such offer or sale takes place or to which such offer or sale impose upon the Company any obligation to satisfy any public filing or registration requirement or provide or publish any information of any kind whatsoever or to otherwise undertake or become obligated to do any act.

(xiv)
The Holder certifies that it is not acquiring the Note for the account of any US person and agrees to resell such Note only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933 (the “Act”) or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Act.

  (b)  Independent Advice

The Holder (or others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and applicable tax considerations and it (or others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and applicable tax considerations and it (or others for whom it is contracting hereunder) is solely responsible and the Company is not in any way responsible for compliance with applicable resale restrictions and applicable tax legislation.

(c)	No Government Recommendation or Approval

The Holder understands that no Federal or State or foreign government agency has passed on or made any recommendation or endorsement of the Note.

(d)	Current Public Information

The Holder has had an opportunity to discuss with the officers of the Company, all matters relating to the securities, financial condition, operations and prospects of the Company and any questions raised by the Holder have been answered to the Holder’s satisfaction.

(e)	Holder’s Sophistication

The Holder acknowledges that the issuance of the Note and subsequent conversions, if any, involve a high degree of risk.  The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks under the 1933 Act, and therefore, the Holder must bear the economic risk of this investment or an indefinite period of time and;

(f)	Tax Status

The Holder is not a “10-percent Shareholder” (as defined in Section 871(h)3(B) of the U.S. Internal Revenue Code) of the Company.

4. THE COMPANY’S REPRESENTATIONS AND COVENANTS.

(a)	Company Status: The Company is a Reporting Issuer and its Common Stock, is eligible for quotation on OTC Bulletin Board using the symbol “OCTI”.

(b)
Offshore Transaction: The Company has not offered the Note to any person in the United States, any identifiable groups of U.S. citizens aboard, or to any U.S. Person, as such terms are used in Regulation S.

(i)	At the time the buy order was originated, the Company and/or its agents reasonably believed the Holder was outside the United States and was not a U.S. person.

(ii)	The Company and/or its agents reasonably believe that the transaction was not pre-arranged with a Holder in the United States and, at the time, Holder was not a U.S. Person.

(iii)	No offer to buy or sell the Note was or will be made by the Company to any person in the United States.

(iv)	The issuance of the Note by the Company will be made in accordance with the provisions and requirements of Regulation S in all respect.

(v)
The transactions contemplated by this Note (A) have not been and will not be pre-arranged by the Company with a purchaser located in the United States or a purchaser which is a U.S. Person, and (B) are not and will not be part of a plan or scheme by the Company to evade the registration provisions of the 1933 Act.

(c)
No Directed Selling Efforts: With regards to this transaction, the Company has not conducted any “directed selling efforts” as that term is defined in Rule 902 of Regulation S nor has the Company conducted any general solicitation relating to the offer and sale of any of the Note in the United States or elsewhere.

(d)
Organization: The Company is a corporation duly organized and validly existing under the laws of the State of Nevada, and is in good standing under such laws. The Company has all requisite corporate power and authority to carry on its business as presently conducted.

(e)	Shares: There are 100,000,000 shares of the Company’s Common Stock, $0.001 par value per share, authorized.

(f)
Authority: The execution and delivery of the Note do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Articles of Incorporation, and any amendments thereto, By Laws, Stockholders Agreement and any amendments thereto of the Company.

(g)
Consent: No consent, approval or authorization of or designation, declaration or filing with any government authority on the part of the Company is required in connection with the valid execution and delivery of the Note, or the offer, sale or issuance of the Common Stock, or the consummation of any other transaction contemplated hereby, except the filing, if required, with the Securities and Exchange Commission of Form 8-K or other required filing for Regulation S exempted offerings.

(h)
Actions: There is no action, proceeding or investigation pending, or to the Company’s knowledge, threatened, against the Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Company.

(i)
Corporate Action: The issuance, sale and delivery of the Note have been duly authorized by all required corporate action on the part of the Company, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued, fully paid and non-assessable.

(j)
Binding Agreement: This Note has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and bind agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The Company has all requisite right, power and authority to execute and deliver this Note and to consummate the transactions contemplated hereby.  All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Note has been taken.

(k)
Approvals: The Company is not aware of any authorization, approval, or consent of any U.S. government body which is legally required for the issuance and sale of the securities issuable upon conversion hereof to persons who are non-U.S.Persons, as contemplated by this Note.

5.	EXEMPTION; RELIANCE ON REPRESENTATIONS.

The Holder understands that the offer and sale of the securities are not being registered under the 1933 Act. The Company and the Holder are relying on the rules governing offers and sales made outside the United States pursuant to Regulation S.

6.	REGISTRATION RIGHTS AND TRADABILITY OPINION:

(a)
Registration Statement: In the event that the Company intends to file any registration statement relating to any of the Company’s Common Stock, the Company agrees that it will register the Common Stock underlying the Note.  The Company shall provide at least thirty (30) days prior written notice to Holder of the Company’s intention to file such registration statement. Holder will then have 30 days to notify the Company, in writing, that it is exercising its registration rights. If Holder does not provide such written notice within the required 30 day period, Holder forfeits the right to require registration of the Common Stock underlying this Note. The registration rights granted herein are subject, at all times, to requirements imposed in an underwritten offering. In the event the Company conducts an underwritten offering and the underwriter requires that the Company not include the shares of Common Stock underlying this Note in a particular registration statement, the Company will include the Common Stock underlying this Note in the next subsequent registration statement.

(b)
Tradability of Common Stock:  The Conversion Shares may only be disposed of in compliance with state and federal securities laws. Absent registration, the Holder of the Conversion Shares should be aware that the Conversion Shares underlying the Note will be restricted securities.  In connection with any transfer or sale of Securities other than pursuant to an effective registration statement or Rule 144, assuming such transfer is legal and appropriate under the circumstances as they exist at the time of attempted transfer, the Holder may require the Company to provide an tradeability opinion written by Company counsel, or of counsel selected by the Holder and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer or sale does not require registration of the Conversion Shares under the Securities Act or is otherwise permissible under Rule 144.

7.	CONDITIONS TO HOLDER’S OBLIGATIONS TO PURCHASE.

The Holder’s obligation to purchase the Note is conditional upon the confirmation of receipt and acceptance by the Company of this Note as evidenced by execution of this Note of the duly authorized officers of the Company.

8.	MISCELLANEOUS.

(a)
Entire Agreement and Amendments: This Note constitutes the entire agreement between the parties, and neither party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein.  Any previous agreement among the parties related to the transactions described herein is superseded hereby.  This Note may be amended only by an instrument in writing executed by the parties hereto. The terms and conditions of this Note shall inure to the benefit of and be binding upon the restrictive successors and assigns of the parties hereto.  Nothing in this Note, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided herein.

(b)	Survival: All representations and warranties in this Note by the Company and the Holder shall survive the closing of the transactions contemplated by this Note.

(c)
Governing Law: This Note shall be construed in accordance with the laws of Nevada applicable to contracts made and wholly to be performed within the State of Nevada and shall be binding upon the successors and assigns of each party hereto.  This Note may be executed in counterparts, and the facsimile transmission of executed counterpart to this Note shall be effective as an original.

(d)
Holder Indemnification: The Holder agrees to indemnify and hold the Company harmless from any all claims, damages and liabilities arising from the Holder’s breach of its representations and warranties set forth in the Note.

(e)	Notice: Any notice hereunder may be given to the Holder or by the Company by delivering it as follows:

To OCTuS:
Marbella, Avenida Aquilino de la Guardia Y Calle 47
Edificio Ocean Plaza, Piso 16
Republic of Panama
Attention:  Josie Ben Rubi

To the Holder: Grupo Dynastia SA
Suite 472
APDO 0832-2745
World Trade Center
Panama City
Republic of Panama

(f)	Counterparts: This Note may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute one instrument.

(g)	Time: Time shall be of the essence to this Note.

IN WITNESS WHEREOF, the undersigned has executed the Note as of the date first net forth above.

OFFICIAL SIGNATORY OF OCTUS, INC.

/s/ Josie Ben Rubi
BY: Josie Ben Rubi
TITLE: President

Accepted this 30th day of September 2007

OFFICIAL SIGNATORY OF HOLDER

/s/ Victor Barria
BY: Victor Barria
TITLE: President

 EXHIBIT “A”

NOTICE OF CONVERSION

(To be executed by the Holder in order to convert the Note)

TO:

The undersigned hereby irrevocably elects to convert $____________________ of the principal amount of the above Note into Shares of Common Stock of OCTuS, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
Applicable Conversion Price:
Signature:
Name:
Address:
Amount to be converted:	$
Amount of Note unconverted:	$
Conversion Price per share:	$
Number of shares of Common Stock to be issued:
Please issue the shares of Common Stock in the following name and to the following address:
Issue to:
Authorized Signature:
Name:
Title:
Phone Number: